UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2013

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-35317	45-3591625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA	15275
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-251-0171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2013, Atlas Resource Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), to issue and sell up to 14,950,000 common units representing limited partner interests of the Partnership (the “Units”), including up to 1,950,000 Units to cover the Underwriters’ option, at a public offering price of $21.75 per unit in an underwritten public offering (the “Equity Offering”). On June 12, 2013, the Underwriters exercised the over-allotment option in full. The net proceeds of the Equity Offering, including the over-allotment exercise, after underwriting discounts and estimated expenses, will be approximately $313.1 million.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into the Underwriting Agreement; these representations, warranties and covenants are not factual information to investors about the Partnership. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Units were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (Registration No. 333-180477), which was declared effective on April 13, 2012, and a Rule 462(b) registration statement on Form S-3MEF (Registration No. 333-189193), which was automatically effective on the filing date of June 10, 2013 (collectively, the “Registration Statement”). The Equity Offering is being made under the prospectus supplement dated June 10, 2013 (“Prospectus Supplement”), and the accompanying prospectus dated April 13, 2012, constituting a part of the Registration Statement.

Item 8.01	Other Events

On June 12, 2013, the Partnership filed with the Securities and Exchange Commission the Prospectus Supplement to the base prospectus contained in the Partnership’s Registration Statement with respect to the Equity Offering. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 attached to this Current Report on Form 8-K are incorporated by reference in their entirety into the Prospectus Supplement and Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

(d)	Exhibits

1.1	Underwriting Agreement, dated June 10, 2013, among Atlas Resource Partners, L.P. and the underwriters named therein.

5.1	Opinion of Ledgewood, P.C.

8.1	Opinion of Ledgewood, P.C. as to certain tax matters

23.1	Consent of Ledgewood, P.C. (included in Exhibit 5.1)

23.2	Consent of Ledgewood, P.C. (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 14, 2013	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Resource Partners GP, LLC, its general partner

	By:	/s/ Sean P. McGrath
Sean P. McGrath
Chief Financial Officer